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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-31408, 33-50396, 33-64504 and 33-65321.




                                                 /s/ Arthur Andersen LLP

                                                 ARTHUR ANDERSEN LLP



         Grand Rapids, Michigan

         March 16, 1999














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